               UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549




              __________________________________________________



                                   EXHIBITS

                                  FILED WITH

                          Annual Report on Form 10-K

                  For the Fiscal Year Ended December 31, 1994


              __________________________________________________





                              USLIFE Corporation

                              USLIFE Corporation
                               Index to Exhibits

  Exhibit
   Number                           Exhibit
  _______                           _______

  3  (i)            -   Restated  Certificate  of  Incorporation,  as  amended,
                    incorporated herein  by  reference  to  USLIFE's  Quarterly
                    Report on Form 10-Q for the quarter ended September 30, 1993.

  3  (ii)           -  By-laws, as amended and restated.

  4  (i)            -  See Exhibit 3(i).

     (ii) - Indenture dated as of October 1, 1982 (9.15% Notes due June 15, 1999, 6.75% Notes due January 15, 1998, and 6.375%
                    Notes due June 15, 2000) incorporated herein by reference to USLIFE's Registration Statement No. 2-79559 on Form S-3.

                    Agreements or instruments with respect to long-term debt which are not filed as exhibits hereto do not in total exceed 10% of USLIFE's consolidated total assets and USLIFE agrees to furnish a copy thereof to the Commission upon request.

     (iii) - Amended and Restated Rights Agreement, dated as of September 27, 1994, between USLIFE Corporation and Chemical Bank (successor by merger to Manufacturers Hanover Trust Company), as Rights Agent, relating to Common Stock Purchase Rights issued by USLIFE on July 10, 1986, incorporated herein by reference to USLIFE's Report on Form 8-K dated October 12, 1994.

 10 * (i) - Employment contract dated as of April 1, 1989 between USLIFE Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1989.

    * (ii) - First Amendment dated as of May 1, 1989 to employment contract dated as of April 1, 1989 between USLIFE Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1989.

    * (iii) - Second Amendment dated as of May 1, 1990 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1990.

    * (iv) - Third Amendment dated as of May 1, 1991 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1991.

    * (v) - Fourth Amendment dated as of May 1, 1992 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1992.

    * (vi) - Fifth Amendment dated as of February 1, 1993 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1992.

                              USLIFE Corporation
                               Index to Exhibits

  Exhibit
   Number                           Exhibit
  _______                           _______

    * (vii) - Sixth Amendment dated as of May 1, 1993 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1993.

    * (viii) - Seventh Amendment dated as of May 1, 1994 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1994.

    * (ix) - Employment contract dated as of April 1, 1989 between USLIFE Corporation and Greer F. Henderson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1989.

    * (x) - First Amendment dated as of May 1, 1989 to employment contract dated as of April 1, 1989, between USLIFE Corporation and Greer F. Henderson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1989.

    * (xi) - Second Amendment dated as of May 1, 1990 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Greer F. Henderson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1990.

    * (xii) - Third Amendment dated as of May 1, 1991 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Greer F. Henderson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1991.

    * (xiii) - Fourth Amendment dated as of May 1, 1992 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Greer F. Henderson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1992.

    * (xiv) - Fifth Amendment dated as of May 1, 1993 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Greer F. Henderson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1993.

    * (xv) - Sixth Amendment dated as of May 1, 1994 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Greer F. Henderson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1994.

    * (xvi) - Employment contract dated as of April 1, 1989 between USLIFE Corporation and Wesley E. Forte, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1989.

    * (xvii) - First Amendment dated as of May 1, 1989 to employment contract dated as of April 1, 1989 between USLIFE Corporation and Wesley E. Forte, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1989.

    * (xviii)       -   Second Amendment  dated as of May 1, 1990 to employment
                    contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Wesley E. Forte, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1990.

    * (xix) - Third Amendment dated as of May 1, 1991 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Wesley E. Forte, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1993.

                              USLIFE Corporation
                               Index to Exhibits

  Exhibit
   Number                           Exhibit
  _______                           _______

    * (xx) - Fourth Amendment dated as of May 1, 1993 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Wesley E. Forte, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1993.

    * (xxi) - Sixth Amendment dated as of May 1, 1994 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Wesley E. Forte, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1994.

    * (xxii) - Employment contract dated as of April 1, 1989 between USLIFE Corporation and John D. Gavrity, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1989.

    * (xxiii)       -   First Amendment  dated as  of May 1, 1989 to employment
                    contract  dated   as  of   April  1,  1989  between  USLIFE
                    Corporation and John D. Gavrity, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1989.

    * (xxiv) - Second Amendment dated as of May 1, 1990 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and John D. Gavrity, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1990.

    * (xxv) - Third Amendment dated as of May 1, 1991 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and John D. Gavrity, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1991.

    * (xxvi) - Fourth Amendment dated as of May 1, 1992 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and John D. Gavrity, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1992.

    * (xxvii)       -   Fifth Amendment  dated as  of May 1, 1993 to employment
                    contract dated  as of  April 1,  1989, as  amended, between
                    USLIFE Corporation and John D. Gavrity, incorporated herein
                    by    reference  to USLIFE's  Quarterly Report on Form 10-Q
                    for the quarter ended June 30, 1993.

    * (xxviii)      -   Sixth Amendment  dated as  of May 1, 1994 to employment
                    contract dated  as of  April 1,  1989, as  amended, between
                    USLIFE Corporation and John D. Gavrity, incorporated herein
                    by    reference  to USLIFE's  Quarterly Report on Form 10-Q
                    for the quarter ended June 30, 1994.

    * (xxix) - Employment contract dated as of April 1, 1989 between USLIFE Corporation and Christopher S. Ruisi, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1989.

    * (xxx) - First Amendment dated as of May 1, 1989 to employment contract dated as of April 1, 1989 between USLIFE Corporation and Christopher S. Ruisi, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1989.

    * (xxxi) - Second Amendment dated as of May 1, 1990 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Christopher S. Ruisi, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1990.

    * (xxxii)       -   Third Amendment  dated as  of May 1, 1991 to employment
                    contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Christopher S. Ruisi, incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for the quarter ended June 30, 1991.

                              USLIFE Corporation
                               Index to Exhibits

  Exhibit
   Number                           Exhibit
  _______                           _______

    * (xxxiii)      -   Fourth Amendment  dated as of May 1, 1992 to employment
                    contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Christopher S. Ruisi, incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for the quarter ended June 30, 1992.

    * (xxxiv)       -   Fifth Amendment  dated as  of May 1, 1993 to employment
                    contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Christopher S. Ruisi, incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for the quarter ended June 30, 1993.

    * (xxxv) - Sixth Amendment dated as of May 1, 1994 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Christopher S. Ruisi, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1994.

    * (xxxvi)       -   Employment contract  dated as  of April 1, 1989 between
                    USLIFE Corporation and A. Scott Bushey, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1989.

    * (xxxvii)      -   First Amendment  dated as  of May 1, 1989 to employment
                    contract  dated   as  of   April  1,  1989  between  USLIFE
                    Corporation and A. Scott Bushey, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1989.

    * (xxxviii)     -   Second Amendment  dated as of May 1, 1990 to employment
                    contract dated as of April 1, 1989, as amended, between USLIFE Corporation and A. Scott Bushey, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1990.

    * (xxxix)       -   Third Amendment  dated as  of May 1, 1991 to employment
                    contract dated as of April 1, 1989, as amended, between USLIFE Corporation and A. Scott Bushey, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1991.

    * (xl) - Fourth Amendment dated as of May 1, 1992 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and A. Scott Bushey, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1992.

    * (xli) - Fifth Amendment dated as of May 1, 1993 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and A. Scott Bushey, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1993.

    * (xlii) - Sixth Amendment dated as of May 1, 1994 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and A. Scott Bushey, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1994.

    * (xliii)       -   Employment contract  dated as of April 16, 1990 between
                    USLIFE Corporation and William A. Simpson, incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for the quarter ended March 31, 1990.

    * (xliv) - First Amendment dated as of May 1, 1991 to employment contract dated as of April 16, 1990 between USLIFE Corporation and William A. Simpson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1991.

    * (xlv) - Second Amendment dated as of May 1, 1992 to employment contract dated as of April 16, 1990, as amended, between USLIFE Corporation and William A. Simpson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1992.

                              USLIFE Corporation
                               Index to Exhibits

  Exhibit
   Number                           Exhibit
  _______                           _______

    * (xlvi) - Third Amendment dated as of October 1, 1992 to employment contract dated as of April 16, 1990, as amended, between USLIFE Corporation and William A. Simpson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended September 30, 1992.

    * (xlvii)       -   Third Amendment  dated as  of May 1, 1993 to employment
                    contract dated as of April 16, 1990, as amended, between USLIFE Corporation and William A. Simpson, incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for the quarter ended June 30, 1993.

    * (xlviii)      -   Fourth Amendment  dated as of May 1, 1994 to employment
                    contract dated as of April 16, 1990, as amended, between USLIFE Corporation and William A. Simpson, incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for the quarter ended June 30, 1994.

      (il) - Lease dated as of December 30, 1986 between The United States Life Insurance Company In the City of New York and RREEF USA Fund-III for the lease of a portion of 125 Maiden Lane, New York, New York, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1986.

      (l) - Amendment to Lease dated August 31, 1988 to Lease dated as of December 30, 1986 between The United States Life Insurance Company In the City of New York and RREEF USA Fund-III for the lease of a portion of 125 Maiden Lane, New York, New York, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1988.

      (li) - Second Amendment to Lease dated November 16, 1988 to Lease dated as of December 30, 1986 between The United States Life Insurance Company In the City of New York and RREEF USA Fund-III for the lease of a portion of 125 Maiden Lane, New York, New York, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1988.

      (lii) - Lease dated May 21, 1987 between The United States Life Insurance Company In the City of New York and Commercial Realty & Resources Corp. for the lease of premises at the Jumping Brook Corporate Office Park in Neptune, New Jersey, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1988.

      (liii) - February 9, 1989 Amendment to Lease dated May 21, 1987 between The United States Life Insurance Company In the City of New York and Commercial Realty & Resources Corp.
                    for the lease of premises at the Jumping Brook Corporate Office Park in Neptune, New Jersey, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1988.

    * (liv) - 1981 Stock Option Plan, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1981.

    * (lv) - 1978 Stock Option Plan, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1980.

    * (lvi)         -   USLIFE  Coporation  Deferred  Compensation  Plan,    as
                    amended February 28, 1995.

    * (lvii)        -  Book Unit Plan, as amended.

    * (lviii)       -  USLIFE Corporation Retirement Plan for Outside Directors
                    (as amended September 25, 1990).

    * (lix)         -   USLIFE Corporation  Restricted Stock  Plan, as  amended
                    September 27, 1994.

                              USLIFE Corporation
                               Index to Exhibits

  Exhibit
   Number                           Exhibit
  _______                           _______

    * (lx)          -  USLIFE Corporation 1991 Stock Option Plan, as amended.

    * (lxi) - USLIFE Corporation Non-Employee Directors' Stock Option Plan, incorporated herein by reference to Exhibit 4(a) to USLIFE's Registration Statement No. 33-53265 on Form S-8 dated April 25, 1994.

    * (lxii)        -   Annual Incentive Plan, as amended October 25, 1994, for
                    Selected  Key   Officers  of  USLIFE  Corporation  and  its
                    Subsidiaries.

    * (lxiii)       -    USLIFE  Corporation  Deferred  Compensation  Plan  (as
                    amended November 16, 1993).

    * (lxiv)        -    USLIFE  Corporation  1993  Long-Term  Incentive  Award
                    Guidelines, as amended.

    * (lxv)         -   USLIFE Corporation  Supplemental Employee  Savings  and
                    Investment Plan.

    * (lxvi)        -  USLIFE Corporation Supplemental Retirement Plan.

    * (lxvii)       -   Trust Agreement  made as  of September  25, 1990  among
                    USLIFE Corporation,  Manufacturers  Hanover  Trust  Company
                    (predecessor to  Chemical Bank)  and KPMG  Peat Marwick LLP
                    (as independent  contractor) establishing  a trust  to fund
                    certain  employment   contracts,  incorporated   herein  by
                    reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1990.

    * (lxviii)      -   Trust Agreement  made as  of September  25, 1990  among
                    USLIFE Corporation,  Manufacturers  Hanover  Trust  Company
                    (predecessor to  Chemical Bank)  and KPMG  Peat Marwick LLP
                    (as independent  contractor) establishing  a trust  to fund
                    the  USLIFE   Corporation  Supplemental   Retirement  Plan,
                    incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1990.

    * (lxix) - Trust Agreement made as of September 25, 1990 among USLIFE Corporation, Manufacturers Hanover Trust Company (predecessor to Chemical Bank) and KPMG Peat Marwick LLP
                    (as independent contractor) establishing a trust to fund the USLIFE Corporation Retirement Plan for Outside Directors, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1990.


 12                 -  Computations of ratios of earnings to fixed charges.

 21                 -  List of Subsidiaries.

 23 - Consent of Independent Certified Public Accountants, incorporated by reference to page 39 of USLIFE's Annual Report on Form 10-K for the year ended December 31, 1994.

 27                 -  Financial Data Schedule.

 99  (i)            -   Annual  Report  on  Form  11-K  of  USLIFE  Corporation
                    Employee Savings and Investment Plan for the plan year ended December 31, 1994 (to be filed within 120 days of fiscal year end of Plan).

 99  (ii)           -  Trust Agreement made as of December 6, 1990 among USLIFE
                    Corporation,   Manufacturers    Hanover    Trust    Company
                    (predecessor to  Chemical Bank),  and KPMG Peat Marwick LLP
                    (as independent contractor) establishing a trust to fund the USLIFE Corporation Retirement Plan, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1990.

     * Indicates a management contract or compensatory plan or arrangement.